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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 15, 1999


                    UNITED COMPANIES FINANCIAL CORPORATION
                   ----------------------------------------
                   (Exact name as specified in its charter)

         Louisiana                      1-7067               71-0430414
 ---------------------------     ----------------------    -----------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification No.)
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4041 Essen Lane, Baton Rouge Louisiana                            70809
--------------------------------------                           --------
Address of principal executive offices)                          Zip Code

Registrant's telephone number, including area code       (225) 987-0000


                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.   Other Events.

        The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7(c). Exhibits.

        The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

99      Press Release dated October 15, 1999 - United Companies
        Announces Change in Chief Executive Officer, and Appointment of Chief
        Financial Officer -- Company Continues Solicitation of Third Party
        Interest in Servicing Platform and Seeks Extension of the Exclusive
        Period for Filing a Plan of Reorganization



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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UNITED COMPANIES FINANCIAL CORPORATION
                                          (Registrant)


Date:  October 19, 1999       By:      /s/ LAWRENCE J. RAMAEKERS
                                      --------------------------------------
                                      Lawrence J. Ramaekers
                                      Chief Executive Officer and
                                      Chief Operating Officer

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                               INDEX TO EXHIBITS

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
EXHIBIT                                                       SEQUENTIALLY NO.
  NO.                    DESCRIPTION                          NUMBERED PAGE
-------                  -----------                          ----------------
99         Press Release dated October 15, 1999 - United
           Companies Announces Change in Chief Executive
           Officer, and Appointment of Chief Financial
           Officer -- Company Continues Solicitation of
           Third Party Interest in Servicing Platform and
           Seeks Extension of the Exclusive Period for
           Filing a Plan of Reorganization
